EXHIBIT 24

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                        /s/ Elizabeth E. Bailey
                                                        Elizabeth E. Bailey

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                            /s/ Murray H. Bring
                                                            Murray H. Bring

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                               /s/ Harold Brown
                                                               Harold Brown

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                       /s/ William H. Donaldson
                                                       William H. Donaldson

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                                 /s/ Jane Evans
                                                                 Jane Evans

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                        /s/ Robert E.R. Huntley
                                                        Robert E.R. Huntley

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                             /s/ Rupert Murdoch
                                                             Rupert Murdoch

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                            /s/ John D. Nichols
                                                            John D. Nichols

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                         /s/ Richard D. Parsons
                                                         Richard D. Parsons

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                            /s/ Roger S. Penske
                                                            Roger S. Penske

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                               /s/ John S. Reed
                                                               John S. Reed

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Hans G. Storr and William H. Donaldson, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal this 28th day of February, 1996.


                                                            /s/ Stephen M. Wolf
                                                            Stephen M. Wolf



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